Bank of America                                             Customer # 41-565672

                                 LOAN AGREEMENT

     This Loan Agreement (the "Agreement") dated as of March 29, 2000, by and between Bank of America, N.A., a national banking association ("Bank") and the Borrower described below.

     In consideration of the Loan or Loans described below and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Bank and Borrower agree as follows:

     1. DEFINITIONS AND REFERENCE TERMS. In addition to any other terms defined herein, the following terms shall have the meaning set forth with respect thereto:

          A. Borrowers. Rent-A-Wreck of America, Inc. (RAWA), a Delaware Corporation; Rent-A-Wreck One Way, Inc. (RAWOW), a Maryland Corporation; Bundy American Corporation (BAC), a Maryland Corporation; Rent-A- Wreck Leasing, Inc.
(RAWL), a Maryland Corporation; PRICELESS Rent-A-Car, Inc. (PRAC), a Maryland Corporation; AND Consolidated American Rental Insurance Company, LTD (CARI), a Bermuda Corporation (individually as indicated, collectively the "Borrower")

          B. Borrower's Address: 10324 South Dolfield Drive Owings Mills, Maryland 21117

          C. Current Assets. Current Assets means the aggregate amount of all of Borrower's assets which would, in accordance with GAAP, property be defined as current assets.

          D. Current Liabilities. Current Liabilities means the aggregate amount of all current liabilities as determined in accordance with GAAP, but in any event shall include all liabilities except those having a maturity date which is more than one year from the date as of which such computation is being made.

          E. Hazardous Materials. Hazardous Materials include all materials defined as hazardous materials or substances under any local, state or federal environmental laws, rules or regulations, and petroleum, petroleum products, oil and asbestos.

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          F. Loan.  Any loan  described  in Section 2 hereof and any  subsequent loan which states that it is subject to this Loan Agreement.

          G. Loan Documents. Loan Documents means this Loan Agreement and any and all promissory notes executed by Borrower in favor of Bank and all other documents, instruments, guarantees, certificates and agreements executed and/or delivered by Borrower, any guarantor or third party in connection with any Loan.

          H.  Tangible  Net Worth.  Tangible Net Worth means the amount by which
total  assets  exceed  total  liabilities  less   Intercompany   and/or  Officer
-Receivables and other Intangible Assets, in accordance with GAAP.

          I. Accounting Terms. All accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under generally accepted accounting principles ("GAAP"), as in effect from time to time, consistently applied, with respect to the financial statements referenced in Section 3.H. hereof.

          J. Collateral Pool. Collateral Pool means the sum of (a) the $600,000 Bank of America Certificate of Deposit, plus (b) fifty percent (50%) of the eligible receivables of the A/R Owners.

     2. LOANS.

          A. Loan. Bank hereby agrees to make (or has made) one or more loans to Borrower. The obligation to repay the loans is evidenced by a promissory note or notes of various dates (the promissory note or notes together with any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the "Note") having a maturity date, repayment terms and interest rate as set forth in the Note.

               i. Revolving Credit Feature. The Loan provides for a revolving line of credit (the "Line") under which Borrower may from time to time, borrow, repay and re-borrow funds.

               ii. Borrowing Base; The Line is subject to the Borrowing Base Agreement attached hereto as Exhibit "A" and by reference made a part hereof.

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               iii. Letter of Credit Subfeature. As a subfeature under the Line,
Bank may from time to time up to and including MARCH 30, 2001, issue letters of credit for the account of Borrower (each, a "Letter of Credit" and collectively, "Letters of Credit"); provided, however, that the form and substance of each Letter of Credit shall be subject to approval by Bank in its sole discretion; and provided further that the aggregate undrawn amount of all outstanding Letters of Credit shall not at any time exceed $1,000,000. Each Letter of Credit shall be issued for a term not to exceed ONE YEAR, as designated by Borrower, provided, however, that no Letter of Credit shall have an expiration date subsequent to MARCH 31, 2001. Letters of Credit may, at the Bank's discretion, contain an automatic renewal clause, The undrawn amount of all Letters of Credit plus any and all amounts paid by Bank in connection with drawings under any Letter of Credit for which the Bank has not been reimbursed shall be reserved under the Line and shall not be available for advances thereunder. Each draft paid by Bank under a Letter of Credit shall be deemed an advance under the Line and shall be repaid in accordance with the terms of the Line; provided however, that if the Line is not available for any reason whatsoever, at the time any draft is paid by Bank, or if advances are not available under the Line in such amount due to any limitation of borrowing set forth herein, then the full amount of such drafts shall be immediately due and payable, together with interest thereon, from the date such amount is paid by Bank to the date such amount is fully repaid by Borrower, at that rate of interest applicable to advances under the Line. In such event, Borrower agrees that Bank, at Bank's sole discretion may debit Borrower's deposit account with Bank for the amount of such draft.

     3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank as follows:

          A. Good Standing. Rent-A-Wreck of America, Inc., is a corporation, duly organized, validly existing and in good standing under the laws of Delaware and has the power and authority to own its own property and to carry on its business in each jurisdiction in which it does business.

          Rent-A-Wreck One Way, Inc., is a corporation, duly organized, validly existing and in good standing under the laws of Maryland and has the power and authority to own its own property and to carry on its business in each jurisdiction in which it does business.

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          Bundy American Corporation is a corporation,  duly organized,  validly existing and in good standing under the laws of Maryland and has the power and authority to own its own property and to carry on its business in each jurisdiction in which it does business.

          Rent-A-Wreck Leasing, Inc., is a corporation, duly organized, validly existing and in good standing under the laws of Maryland and has the power and authority to own its own property and to carry on its business in each jurisdiction in which it does business.

          PRICELESS Rent-A-Car, Inc., is a corporation, duly organized, validly existing and in good standing under the laws of Maryland and has the power and authority to own its own property and to carry on its business in each* jurisdiction in which it does business.

          Consolidated American Rental Insurance Company, LTD, is a corporation, duly organized, validly existing and in good standing under the laws of Bermuda and has the power and authority to own its own property and to carry on its business in each jurisdiction in which it does business.

          B. Authority and Compliance. Borrower has full power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided for therein, all of which have been duly authorized by all proper and necessary action of the appropriate governing body of Borrower. No consent or approval of any public authority or other third party is required as a condition to the validity of any Loan Document, and Borrower is in compliance with all laws and regulatory requirements to which it is subject.

          C. Binding Agreement. This Agreement and the other Loan Documents executed by Borrower constitute valid and legally binding obligations of Borrower, enforceable in accordance with their terms.

          D. Litigation. There is no proceeding involving Borrower pending or, to the knowledge of Borrower, threatened before any court or governmental authority, agency or arbitration authority, except as disclosed to Bank in writing and acknowledged by Bank prior to the date of this Agreement.

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          E. No  Conflicting  Agreements.  There  is no  charter,  bylaw,  stock
provision,   partnership   agreement  or  other   document   pertaining  to  the
organization, power or authority of Borrower and no provision of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting its property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the other Loan Documents.

          F. Ownership of Assets. Borrower has good title to its assets, and its assets are free and clear of liens, except those granted to Bank and as disclosed to Bank in writing prior to the date of this Agreement.

          G. Taxes. All taxes and assessments due and payable by Borrower have been paid or are being contested in good faith by appropriate proceedings and the Borrower has filed all tax returns which it is required to file.

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          H.  Financial   Statements.   The  financial  statements  of  Borrower
heretofore delivered to Bank have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved and fairly present Borrower's financial condition as of the date or dates thereof, and there has been no material adverse change in Borrower's financial condition or operations since March 31, 1999. All factual information famished by Borrower to Bank in connection with this Agreement and the ither Loan Documents is and will be accurate and complete on the date as of which such information is delivered to Bank and is not and will not be incomplete by the omission of any material fact necessary to make such information not misleading.

          I. Place of Business. Borrower's chief executive office is located at

                           10324 South Dolfield Drive
                           Owings Mills, Maryland 21117

          J. Environmental. The conduct of Borrower's business operations and the condition of Borrower's property does not and will not violate any federal laws, rules or ordinances for environmental protection, regulations of the Environmental Protection Agency, any applicable local or state law, rule, regulation or rule of common law or any judicial interpretation thereof relating primarily to the environment or Hazardous Materials.

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          K. Continuation of Representations and Warranties. All representations and warranties made under this Agreement shall be deemed to be made at and as of the date hereof and at and as of the date of any advance under any Loan.

     4. AFFIRMATIVE COVENANTS. Until full payment and performance of all obligations of Borrower under the Loan Documents, Borrower will, unless Bank consents otherwise in writing (and without limiting any requirement of any other Loan Document):

          A. Financial Condition. Maintain Borrower's financial condition as follows, determined in accordance with GAAP applied on a consistent basis throughout the period involved except to the extent modified by the following definitions:

          Maintain Tangible Net Worth of not less than:

          $1,500,000.00 at all times, to be measured quarterly.

          B. Financial Statements and Other Information. Maintain a system of accounting satisfactory to Bank and in accordance with GAAP applied on a consistent basis throughout the period involved, permit Bank's officers or authorized representatives to visit and inspect Borrower's books of account and other records at such reasonable times and as often as Bank may desire, and pay the reasonable fees and disbursements of any accountants or other agents of Bank selected by Bank for the foregoing purposes. Unless written notice of another location is given to Bank, Borrower's books and records will be located at Borrower's chief executive office set forth above. All financial statements called for below shall be prepared in form and content acceptable to Bank and by independent certified public accountants acceptable to Bank.

In addition, Borrower will:

     i. Furnish to Bank audited financial statements (SEC filing) of Borrower for each fiscal year of Borrower, within 120 days after the close of each such fiscal year.

     ii. Furnish to Bank SEC filings of Borrower for each QUARTER of each fiscal year of Borrower, within 45 days after the close of each such period.

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     iii. Furnish to Bank accounts receivable agings, accompanied by a completed borrowing base certificate for each quarter of Borrower, within 45 days after the close of each such period.

     iv. Furnish to Bank promptly such additional information, reports and statements respecting the business operations and financial condition of Borrower, from time to time, as Bank may reasonably request.

          C. Insurance. Maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include fire and extended coverage insurance covering all assets, business interruption insurance, workers compensation insurance and liability insurance, all to be with such companies and in such amounts as are satisfactory to Bank and providing for at least 30 days prior notice to Bank of any cancellation thereof. Satisfactory evidence of such insurance will be supplied to Bank prior to funding under the Loan(s) and 30 days prior to each policy renewal.

          D. Existence and Compliance. Maintain its existence, good standing and qualification to do business, where required and comply with all laws, regulations and governmental requirements including, without limitation, environmental laws applicable to it or to any of its property, business operations and transactions.

          E. Adverse  Conditions or Events.  Promptly  advise Bank in writing of
(i) any condition, event or act which comes to its attention that would or might materially adversely affect Borrower's financial condition or operations or Bank's rights under the Loan Documents, (ii) any litigation filed by or against Borrower, (iii) any event that has occurred that would constitute an event of default under any Loan Documents and (iv) any uninsured or partially uninsured loss through fire, theft, liability or property damage.

          F. Taxes and Other Obligations. Pay all of its taxes, assessments and other obligations, including, but not limited to taxes, costs or other expenses arising out of this transaction, as the same become due and payable, except to the extent the same are being contested in good faith by appropriate proceedings in a diligent manner.

          G. Maintenance. Maintain all of its tangible property in good condition and repair and make all necessary replacements thereof, and preserve and maintain all licenses, trademarks, privileges, permits, franchises, certificates and the like necessary for the operation of its business.

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          H.  Environmental.  Immediately  advise Bank in writing of (i) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable federal, state, or local laws, ordinances or regulations relating to any Hazardous Materials affecting Borrower's business operations; and (ii) all claims made or
threatened   by  any  third  party   against   Borrower   relating  to  damages,
contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials. Borrower shall immediately notify Bank of any remedial action taken by Borrower with respect to Borrower's business operations. Borrower will not use or permit any other party to use any Hazardous Materials at any of Borrower's places of business or at any other property owned by Borrower except such materials as are incidental to Borrower's normal course of business, maintenance and repairs and which are handled in compliance with all applicable environmental laws. Borrower agrees to permit Bank, its agents, contractors and employees to enter and inspect any of Borrower's places of business or any other property of Borrower at any reasonable times upon three
(3)  days  prior  notice  for  the  purposes  of  conducting  an   environmental
investigation and audit (including taking physical samples) to insure that Borrower is complying with this covenant and Borrower shall reimburse Bank on demand for the costs of any such environmental investigation and audit. Borrower shall provide Bank, its agents, contractors, employees and representatives with access to and copies of any and all data and documents relating to or dealing with any Hazardous Materials used, generated, manufactured, stored or disposed of by Borrower's business operations within five (5) days of the request therefore.

          I. Advance Rate. The Borrower may borrow, at the Bank's discretion, amounts equal to fifty percent (50%) of the "Eligible Receivables" of RAWA, BAC, RAWOW, RAWL, PRAC (collectively, the "A/R Owners") in amounts, up to, but not exceeding at any one time outstanding, the aggregate amount of the outstanding commitment on the Line. An "Eligible Receivable" is defined as a receivable with an age of ninety (90) days or less from the invoice date and not subject to any cash or noncash offset.

     5. NEGATIVE COVENANTS. Until full payment and performance of all obligations of Borrower under the Loan Documents, Borrower will not, without the prior written consent of Bank (and without limiting any requirement of any other Loan Documents):

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          A.  Transfer of Assets or Control.  Sell,  lease,  assign or otherwise dispose of or transfer any assets, except in the normal course of its business, or enter into any merger or consolidation, or transfer control or ownership of the Borrower or form or acquire any subsidiary.

          B. Liens. Grant, suffer or permit any contractual or noncontractual lien on or security interest in its assets, except in favor of Bank, or fail to promptly pay when due all lawful claims, whether for labor, materials or otherwise.

          C. Extensions of Credit. Make or permit any subsidiary to make, any loan or advance to any person or entity, or purchase or otherwise acquire, or permit any subsidiary to purchase or other wise acquire, any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any entity, or participate as a partner or joint venturer with any person or entity, except for the purchase of direct obligations of the United States or any agency thereof with maturities of less than one year.

          D. Borrowings. Create, incur, assume or become liable in any manner for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or guarantor for the debt for another, or otherwise) other than to Bank, except for normal trade debts incurred in the ordinary course of Borrower's business, and except for existing indebtedness disclosed to Bank in writing and acknowledged by Bank prior to the date of this Agreement.

          E. Character of Business. Change the general character of business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently conducted.

          F. Management Change. Make any substantial change in its present executive or management personnel.

     6. DEFAULT. Borrower shall be in default under this Agreement and under each of the other Loan Documents if:

          A. It shall default in the payment of any amounts due and owing under the Loan or should it fail to timely and properly observe, keep or perform any term, covenant, agreement or condition in any Loan Document or in any other loan agreement, promissory note, security agreement, deed of trust, deed to secure

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debt,  mortgage,  assignment or other contract securing or evidencing payment of any indebtedness of Borrower to Bank or any affiliate or subsidiary of Bank of America Corporation.

          B. The Collateral Pool falls below $1,000,000.00 at any fiscal quarter-end.

     7. REMEDIES UPON DEFAULT. if an event of default shall occur, Bank shall have all rights, powers and remedies available under each of the Loan Documents as well as all rights and remedies available at law or in equity, In the event the Collateral Pool falls below $1,000,000.00 at any fiscal quarter-end, Borrower shall immediately provide an updated accounts receivable aging and borrowing base certificate showing that the Collateral Pool has returned to $1,000,000. If there are insufficient accounts receivable available, Borrower shall immediately provide additional collateral in the form of a Bank of America Certificate of Deposit in an amount sufficient to return the Collateral Pool to $ 1,000,000.

     8. NOTICES. All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to the other party at the following address:

     Borrowers:     Rent-A-Wreck of America, Inc. (RAWA);
                    Rent-A-Wreck One Way, Inc. (RAWOW);
                    Bundy American Corporation (BAC;
                    Rent-A-Wreck Leasing, Inc. (RAWL);
                    PRICELESS Rent-A-CAR, Inc. (PRAC); AND
                    Consolidated American Rental Insurance Company,
                    LTD (CARI)
                    10324 Dolfield Drive
                    Owings Mills, Maryland 21117
                    Fax No. 410-581-1566

     Bank:          Bank of America, N.A.
                    Attn: Patrick Moore
                    10 Light Street
                    Baltimore, Maryland 21202
                    Fax No. 410-539-7508

or to such other address as any party may designate by written notice to the other party. Each such notice, request and demand shall be deemed given or made as follows:

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          A. If sent by mail,  upon the  earlier  of the date of receipt or five
(5) days after deposit in the U.S. Mail, first class postage prepaid;

          B. If sent by any other means, upon delivery.

     9. COSTS, EXPENSES AND ATTORNEYS' FEES. Borrower shall pay to Bank immediately upon demand the full amount of all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel if permitted by applicable law), incurred by Bank in connection with (a) negotiation and preparation of this Agreement and each of the Loan Documents, and (b) . all other costs and attorneys' fees incurred by Bank for which Borrower is obligated to reimburse Bank in accordance with the terms of the Loan Documents.

     10. MISCELLANEOUS. Borrower and Bank further covenant and agree as follows, without limiting any requirement of any other Loan Document:

          A. Cumulative Rights and No Waiver. Each and every right granted to Bank under any Loan Document, or allowed it by law or equity shall be cumulative of each other and may be exercised in addition to any and all other rights of Bank, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Bank of any right preclude any other or future exercise thereof or the exercise of any other right. Borrower expressly waives any presentment, demand, protest or other notice of any kind, including but not limited to notice of intent to accelerate and notice of acceleration. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or future notice or demand in similar or other circumstances.

          B. Applicable Law. This Loan Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of Maryland and applicable United States federal law.

          C. Amendment. No modification, consent, amendment or waiver of any provision of this Loan Agreement, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by an officer of Bank, and then shall be effective only in the specified instance and for the purpose for which given. This Loan Agreement is binding upon Borrower, its successors and assigns, and inures to the benefit of Bank, its successors and assigns; however, no assignment or other transfer of Borrower's rights or obligations hereunder shall be made or be effective without Bank's prior written consent, nor shall it relieve Borrower of any obligations hereunder. There is no third party beneficiary of this Loan Agreement.

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          D.  Documents.  All documents,  certificates  and other items required under this Loan Agreement to be executed and/or delivered to Bank shall be in form and content satisfactory to Bank and its counsel.

          E. Partial Invalidity. The unenforceability or invalidity of any provision of this Loan Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

          F. Indemnification. Notwithstanding anything to the contrary contained in Section 10(G), Borrower shall indemnify, defend and hold Bank and its successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs or other expenses (including reasonable attorneys' fees and court costs) arising from or in any way related to any of the transactions contemplated hereby, including but not limited to actual or threatened damage to the environment, agency costs of investigation, personal injury or death, or property damage, due to a release or alleged release of Hazardous Materials, arising from Borrower's business operations, any other property owned by Borrower or in the surface or ground water arising from Borrower's business operations, or gaseous emissions arising from Borrower's business operations or any other condition existing or arising from Borrower's business operations resulting from the use or existence of Hazardous Materials, whether such claim proves to be true or false. Borrower further agrees that its indemnity obligations shall include, but are not limited to, liability for damages resulting from the personal injury or death of an employee of the Borrower, regardless of whether the Borrower has paid the employee under the workmen's compensation laws of any state or other similar federal or state legislation for the protection of employees. The term "property damage" as used in this paragraph includes, but is not limited to, damage to any real or personal property of the Borrower, the Bank, and of any third parties. The Borrower's obligations under this paragraph shall survive the repayment of the Loan and any deed in lieu of foreclosure or foreclosure of any Deed to Secure Debt, Deed of Trust, Security Agreement or Mortgage securing the Loan.

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          G.  Survivability.  All  covenants,  agreements,  representations  and warranties made herein or in the other Loan Documents shall survive the making of the Loan and shall continue in full force and effect so long as the Loan is outstanding or the obligation of the Bank to make any advances under the Line shall not have expired.

     11. NO ORAL AGREEMENT. THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal by their duly authorized representatives as of the date first above written.

BORROWERS:                                   BANK:

Rent-A-Wreck of America,                     Bank of America, N.A.

By:  /s/                           (Seal)    By: /s/                      (Seal)
     ------------------------------              -------------------------

Name:  Kenneth Blum Jr.                      Name: Patrick Moore
     ------------------------------

Title: President                             Title: Vice President
     ------------------------------

[Corporate Seal]

If the Borrower is a corporation, the signature should be attested by the Secretary or Assistant Secretary of the corporation and the corporate seal affixed.

Attest:                            (Seal)
       ----------------------------

Name:
     ------------------------------

Title:
     ------------------------------

Rent-A-Wreck One Way, Inc.

BY:  /s/                           (Seal)
     ------------------------------

Name:  Kenneth
     ------------------------------

Title: President
     ------------------------------

[Corporate Seal]

If the Borrower is a corporation, the signature should be attested by the Secretary or Assistant Secretary of the corporation and the corporate seal affixed.

Attest:                            (Seal)
       ----------------------------

Name:
     ------------------------------

Title:
     ------------------------------

Bundy American Corporation

By:  /s/                           (Seal)
     ------------------------------

Name:  Kenneth Blum Jr.
     ------------------------------

Title: President
     ------------------------------

[Corporate Seal]

If the Borrower is a corporation, the signature should be attested by the Secretary or Assistant Secretary of the corporation and the corporate seat affixed.

Attest:                            (Seal)
       ----------------------------

Name:
     ------------------------------

Title:
     ------------------------------

Rent-A-Wreck Leasing, Inc.

By:  /s/                           (Seal)
     ------------------------------

Name:  Kenneth Blum Jr.
     ------------------------------

Title: President
     ------------------------------

[Corporate Seal]

If the Borrower is a corporation, the signature should be attested by the Secretary or Assistant Secretary of the corporation and the corporate seal affixed.

Attest:                            (Seal)
       ----------------------------

Name:
     ------------------------------

Title:
     ------------------------------

PRICELESS Rent-A-Car, Inc.

By:  /s/                           (Seal)
     ------------------------------

Name:  Kenneth Blum Jr.
     ------------------------------

Title: President
      -----------------------------

[Corporate Seal]

If the Borrower is a corporation, the signature should be attested by the Secretary or Assistant Secretary of the corporation and the corporate seal affixed.

Attest:                            (Seal)
       ----------------------------

Name:
     ------------------------------

Title:
     ------------------------------

Consolidated American Rental Insurance Company, LTD

By:  /s/                           (Seal)
     ------------------------------

Name:  Kenneth Blum Jr.
     ------------------------------

Title: President
     ------------------------------

(Corporate Seal]

If the Borrower is a corporation, the signature should be attested by the Secretary or Assistant Secretary of the corporation and the corporate seal affixed.

Attest:                            (Seal)
       ----------------------------

Name:
     ------------------------------

Title:
     ------------------------------